UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 1, 2012

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other jurisdiction of of incorporation)	(Commission File Number)	(IRS Employer Number)

105 Leader Heights Road P.O. Box 2887 York, Pennsylvania		17405-2887
(Address of principal executive offices)		(Zip code)

717-747-1519

(Registrant’s telephone number including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CODORUS VALLEY BANCORP, INC.

FORM 8-K

Item 7.01	Regulation FD Disclosure

Codorus Valley Bancorp, Inc. (the “Company”) has posted an updated Investor Presentation on its Investor Relations website. You can view the updated Investor Presentation at www.peoplesbanknet.com, by clicking on the “About Us” link, then on “Investor Relations” in the left-hand margin and then clicking on “News & Market Data,” then “Presentations,” and then on “2011 Investor Presentation.” The Investor Presentation, attached as Exhibit 99.1 and incorporated by reference, provides an overview of the Company’s financial condition and performance. The Investor Presentation is being furnished to the SEC and shall not be deemed to be filed for any purpose. The Investor Presentation is being furnished pursuant to Regulation FD in order to make publicly available certain information which may be provided to the investment community from time to time, including in the context of future presentations to securities analysts and institutional investors.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

	No.	Description
	99.1	2011 Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.
(Registrant)

Date: May 1, 2012	/s/ Larry J. Miller
Larry J. Miller
President and Chief
Executive Officer
(Principal Executive Officer)